PROPERTY AND EQUIPMENT, NET (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment, Gross	$ 11,147	$ 9,004
Accumulated Depreciation	6,941	5,131
Property and Equipment, Net	4,206	3,873
Office Equipment [Member]
Property, Plant and Equipment, Gross	8,645	6,805
Leaseholds and Leasehold Improvements [Member]
Property, Plant and Equipment, Gross	$ 2,502	$ 2,199